SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2013

PROVIDENT NEW YORK BANCORP
(Exact Name of Registrant as Specified in Charter)

    Delaware          001-35385      80-0091851
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
of Incorporation)    Identification No.)

400 Rella Boulevard, Montebello, New York                     10901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17      CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2013, Provident New York Bancorp (the “Company”) issued a press release regarding its earnings for the fourth fiscal quarter ended September 30, 2013. The press release is included as Exhibit 99.1 to this report.

The information included in Exhibit 99.1 is considered to be “furnished” and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Provident New York Bancorp, dated October 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: October 29, 2013	By:/s/ Luis Massiani
Luis Massiani
Executive Vice President and
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Provident New York Bancorp, dated October 29, 2013